Exhibit 99.4

MERCER INTERNATIONAL INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 7, 2018, Mercer International Inc. (the “Company”) completed its offering of $350.0 million in principal amount of senior notes due 2025 (the “Senior Notes”) and on December 10, 2018, the Company’s wholly-owned subsidiary completed the acquisition (the “Acquisition”) of all of the issued and outstanding shares of Daishowa-Marubeni International Ltd. (“DMI”) pursuant to the terms of the Share Purchase Agreement dated as of October 3, 2018 (the “Purchase Agreement”) by and among the Company, Marubeni Corporation, Nippon Paper Industries Co., Ltd., and Daishowa North America Corporation (the “Vendors”).

The following sets forth unaudited pro forma consolidated financial statements as at and for the periods indicated. The unaudited pro forma consolidated financial statements have been prepared by us and give pro forma effect to the offering of the Senior Notes, the Acquisition and the payment of estimated fees and expenses. For a more detailed discussion of the basis of presentation, see Note 1 to the unaudited pro forma consolidated financial statements. The pro forma information does not purport to represent what our actual results of operations or financial position would have been had the matters described above occurred on the dates assumed, nor is it necessarily indicative of our future operating results or combined financial position. The information reflects the operations of DMI prior to the Acquisition.

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). DMI prepares its financial statements in accordance with International Financial Reporting Standards (“IFRS”), which differs in certain respects from GAAP. For a discussion of the principal differences between IFRS and GAAP as they relate to DMI and the Company on a pro forma basis, see Note 5 to our unaudited pro forma consolidated financial statements.

MERCER INTERNATIONAL INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

As at September 30, 2018

Unaudited (In thousands)

	Mercer	DMI	Pro Forma Adjustments		Pro Forma Consolidated
		(Note 5)	(Note 4)
ASSETS
Current Assets
Cash and cash equivalents	$242,185	$11,887	$(33,849)	b,f	$220,223
Accounts receivable	193,648	63,010	-		256,658
Inventories	229,784	56,391	-	b	286,175
Prepaid expenses and other	12,417	5,754	-		18,171

Total current assets	678,034	137,042	(33,849)		781,227
Property, plant and equipment, net	834,347	287,411	19,120	b	1,140,878
Intangible and other assets	24,274	2,428	-		26,702
Investment in joint ventures	-	61,107	(24,903)	b	36,204
Deferred income tax	4,641	-	-		4,641

Total assets	$1,541,296	$487,988	$(39,632)		$1,989,652

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and other	$173,784	$37,197	$500	a	$211,481
Pension and other post-retirement benefit obligations	955	-	-		955
Debt	-	92,015	(92,015)	b	-

Total current liabilities	174,739	129,212	(91,515)		212,436
Debt	696,519	-	337,250	f	1,033,769
Pension and other post-retirement benefit obligations	22,705	8,333	-		31,038
Capital leases and other	36,239	3,435	-		39,674
Deferred income tax	41,152	58,075	4,066	b	103,293

Total liabilities	971,354	199,055	249,801		1,420,210

Shareholders’ equity
Common shares	65,171	202,395	(202,395)	e	65,171
Additional paid-in capital	341,420	-	-		341,420
Retained earnings	265,131	80,797	(81,297)	a,e	264,631
Accumulated other comprehensive income (loss)	(101,780)	5,741	(5,741)	e	(101,780)

Total shareholders’ equity	569,942	288,933	(289,433)		569,442

Total liabilities and shareholders’ equity	$1,541,296	$487,988	$(39,632)		$1,989,652

The accompanying notes are an integral part of these pro forma consolidated financial statements.

MERCER INTERNATIONAL INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2018

Unaudited (In thousands, except share and per share data)

	Mercer	DMI	Pro Forma Adjustments		Pro Forma Consolidated
		(Note 5)	(Note 4)
Revenues	$1,045,493	$359,155	$-		$1,404,648
Costs and expenses
Operating costs, excluding depreciation and amortization	755,428	259,045	-		1,014,473
Operating depreciation and amortization	69,312	22,933	(100)	c	92,145
Selling, general and administrative expenses	43,883	3,644	-		47,527

Operating income	176,870	73,533	100		250,503

Other income (expenses)
Interest expense	(35,972)	(2,214)	(18,740)	d,g	(56,926)
Loss on settlement of debt	(21,515)	-	-		(21,515)
Legal cost award	(6,951)	-	-		(6,951)
Other income (expenses)	(628)	1,333	-		705

Total other income (expenses)	(65,066)	(881)	(18,740)		(84,687)

Income before provision for income taxes	111,804	72,652	(18,640)		165,816
Provision for income taxes	(28,224)	(19,324)	(625)	c,d	(48,173)

Net income	$83,580	$53,328	$(19,265)		$117,643

Net income per common share
Basic	$1.28				$1.81
Diluted	$1.27				$1.79
Weighted average number of shares outstanding
Basic	65,120,976				65,120,976
Diluted	65,692,287				65,692,287

The accompanying notes are an integral part of these pro forma consolidated financial statements.

MERCER INTERNATIONAL INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Unaudited (In thousands, except share and per share data)

	Mercer	DMI	Pro Forma Adjustments		Pro Forma Consolidated
		(Note 5)	(Note 4)
Revenues	$1,169,145	$334,301	$-		$1,503,446
Costs and expenses
Operating costs, excluding depreciation and amortization	866,019	285,871	-		1,151,890
Operating depreciation and amortization	84,893	26,482	(132)	c	111,243
Selling, general and administrative expenses	49,679	4,501	—		54,180

Operating income	168,554	17,447	132		186,133

Other income (expenses)
Interest expense	(54,796)	(2,712)	(25,225)	d,g	(82,733)
Loss on settlement of debt	(10,696)	-	-		(10,696)
Other income (expenses)	873	(238)	-		635

Total other income (expenses)	(64,619)	(2,950)	(25,225)		(92,794)

Income before provision for income taxes	103,935	14,497	(25,093)		93,339
Provision for income taxes	(33,452)	(3,258)	(740)	c,d	(37,450)

Net income	$70,483	$11,239	$(25,833)		$55,889

Net income per common share
Basic	$1.09				$0.86
Diluted	$1.08				$0.85
Weighted average number of shares outstanding
Basic	64,915,955				64,915,955
Diluted	65,393,105				65,393,105

The accompanying notes are an integral part of these pro forma consolidated financial statements.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 1. Basis of Presentation

The unaudited pro forma consolidated balance sheet of Mercer International Inc. (“Mercer” or the “Company”) as at September 30, 2018, and the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2018 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2017 have been prepared by Mercer after giving effect to the business combination between Mercer and Daishowa-Marubeni International Ltd. (“DMI”) as if it had occurred on September 30, 2018 for the unaudited pro forma consolidated balance sheet and on January 1, 2017 for the unaudited pro forma consolidated statements of operations. These unaudited pro forma consolidated financial statements have been compiled from, and include:

(a)

a pro forma consolidated balance sheet combining the unaudited consolidated balance sheet of Mercer as at September 30, 2018 and the unaudited consolidated statement of financial position of DMI as at September 30, 2018;

(b)

a pro forma consolidated statement of operations combining the unaudited consolidated statement of operations of Mercer for the nine months ended September 30, 2018 and the unaudited consolidated statement of comprehensive income for DMI for the nine months ended September 30, 2018; and

(c)

a pro forma consolidated statement of operations combining the audited consolidated statement of operations of Mercer for the year ended December 31, 2017 and the audited consolidated statement of comprehensive income for DMI for the year ended December 31, 2017.

The historical consolidated financial statements of Mercer have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The historical consolidated financial statements of DMI have been prepared in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”). For purposes of preparing the unaudited pro forma consolidated financial statements, the DMI historical consolidated financial statements have been reconciled to GAAP. See Note 5.

The unaudited pro forma consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been achieved had the Company and DMI been a combined company during the respective periods presented. The assumptions and adjustments to reflect the Acquisition as of the applicable dates are described in Note 4 to the pro forma consolidated financial statements. The pro forma information is based on preliminary estimates; the final amounts recorded for the Acquisition (as defined in Note 3) may differ materially from the information presented.

The Acquisition is reflected in the pro forma consolidated financial statements as being accounted for based on the acquisition method in accordance with the Accounting Standards Codification Topic 805, Business Combinations. Under the acquisition method, the total estimated purchase price is calculated as described in Note 3 to the pro forma consolidated financial statements. In accordance with the accounting guidance for business combinations, the assets acquired and liabilities assumed have been measured at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurements utilized estimates based on key assumptions of the Acquisition, including historical and current market data. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analysis is performed. The final fair value of assets acquired and liabilities assumed will be determined after the Acquisition is complete, and may differ materially from the information presented.

The pro forma consolidated financial statements do not reflect cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the Acquisition. The pro forma consolidated statement of operations also does not reflect any non-recurring charges directly related to the acquisition that the combined company may incur upon completion of the transaction.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 1. Basis of Presentation (continued)

The unaudited pro forma consolidated financial statements should be read in conjunction with Mercer’s unaudited interim consolidated financial statements as at September 30, 2018 and for the nine months ended September 30, 2018, and the audited consolidated financial statements for the year ended December 31, 2017, and DMI’s unaudited interim consolidated financial statements as at September 30, 2018 and for the nine months ended September 30, 2018, and the audited consolidated financial statements for the year ended December 31, 2017.

Note 2. Significant Accounting Policies

The accounting policies used in the preparation of these pro forma consolidated financial statements are those set out in Mercer’s audited consolidated financial statements for the year ended December 31, 2017 and unaudited interim consolidated financial statements for the nine month period ended September 30, 2018. DMI follows IFRS, as outlined in DMI’s audited consolidated financial statements as at December 31, 2017. As a result, in preparation of the pro forma consolidated financial statements, several adjustments were made to the DMI consolidated financial statements to conform to GAAP. The reconciling differences between IFRS and GAAP are reflected in Note 5.

The pro forma consolidated financial statements are presented in U.S. dollars (“$” or “dollars”), Mercer’s reporting currency. DMI’s consolidated financial statements are presented in Canadian dollars (“C$”). Mercer translated DMI’s consolidated balance sheet to dollars using the exchange rate as at September 30, 2018 (C$1.2945 to $1.00) and translated DMI’s consolidated statement of operations at the average rate of exchange for the nine months ended September 30, 2018 (C$1.2876 to $1.00) and at the average rate of exchange for the year ended December 31, 2017 (C$1.2986 to $1.00).

Note 3. Acquisition

On October 3, 2018, Mercer entered into a share purchase agreement (the “Purchase Agreement”) to acquire all of the issued and outstanding shares of DMI in consideration for a purchase price of $359,212 (C$465,000) cash, which includes minimum working capital of $85,700 (C$111,000), and is subject to certain customary adjustments (the “Acquisition”). The Acquisition was completed on December 10, 2018.

DMI owns 100% of a bleached kraft pulp mill in Peace River, Alberta and a 50% interest in the Cariboo Pulp and Paper Company, a joint venture which operates a bleached kraft pulp mill in Quesnel, British Columbia.

In connection with entering into the Purchase Agreement, on October 3, 2018, Mercer accepted and entered into a Commitment Letter by and among the Company, Credit Suisse Loan Funding LLC and Credit Suisse AG (the “Commitment Letter”) dated September 30, 2018, pursuant to which Credit Suisse AG agreed to provide Mercer with a senior unsecured bridge facility in the principal amount of up to $350,000 in order to finance the purchase price under the Acquisition. The facility was replaced pursuant to the issuance of the Senior Notes.

For the purposes of these pro forma consolidated financial statements, Mercer has completed a preliminary estimate of the fair value of all identifiable assets acquired and liabilities assumed. The fair value of all the assets acquired and liabilities assumed will ultimately be determined after the closing of the Acquisition based on the actual assets acquired and liabilities assumed as of the date of the Acquisition. Therefore, it is likely that the fair value of the assets acquired and liabilities assumed will vary from those shown below, and the differences may be material.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 3. Acquisition (continued)

The following summarizes the Company’s preliminary allocation of the purchase price to the fair value of the assets acquired and liabilities assumed at the acquisition date:

Purchase Price Allocation
Current assets	$125,155
Property, plant and equipment	306,531
Investment in joint ventures	36,204
Other long-term assets	2,428

Total assets acquired	470,318
Current liabilities	(37,197)
Employee future benefits	(8,333)
Deferred income tax	(62,141)
Other long-term liabilities	(3,435)

Total liabilities assumed	(111,106)

Net assets acquired	$359,212

Note 4. Pro Forma Assumptions and Adjustments

The pro forma consolidated financial statements include the following pro forma assumptions and adjustments. To the extent applicable, the pro forma adjustments that follow have been tax effected at a rate of 27% for Canadian related adjustments.

Acquisition of DMI:

(a)

Increase in accounts payable and other and decrease to retained earnings of $500 representing Mercer’s estimated costs associated with the Acquisition. These costs have been excluded from the pro forma consolidated statement of operations as they are nonrecurring.

(b)

Recognition of the increase in the preliminary estimated fair value of property, plant and equipment of $19,120 and the deferred tax liability of $4,066 and an adjustment to recognize at fair value DMI’s investment in the joint ventures of $24,903. For the purposes of this pro forma management has assumed the book value for finished goods inventory equals fair value. This entry also eliminates debt of $92,015 that Mercer is not assuming and cash of $11,887 that Mercer is not acquiring as part of the Acquisition.

(c)

Preliminary decrease in depreciation of $100 for the nine months ended September 30, 2018 and $132 for the year ended December 31, 2017 associated with the property, plant and equipment fair value adjustment calculated using a 15 year useful life.

(d)

Elimination of DMI’s interest expense of $2,214 for the nine months ended September 30, 2018 and $2,712 for the year ended December 31, 2017 associated with debt that Mercer is not assuming as part of the Acquisition.

(e)	Elimination of DMI’s shareholders’ equity.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 4. Pro Forma Assumptions and Adjustments (continued)

Financing for the DMI acquisition:

(f)

Recognition of $350,000 of senior notes issued, net of note issuance costs. Note issuance costs related to the senior notes amounted to $12,750 and were considered paid as at September 30, 2018, which resulted in cash proceeds from the senior notes of $337,250. The pro forma adjustment to cash of $33,849 also reflects the cash consideration transferred to acquire DMI for $359,212.

(g)

Recognition of interest expense for the nine months ended September 30, 2018 totaling $20,953 on the senior notes and amortization of debt issuance costs. For the year ended December 31, 2017, interest expense totaled $27,937.

Note 5. GAAP Differences and Reclassifications

DMI prepared its historical financial statements in accordance with IFRS. For the purposes of these pro forma financial statements, certain reconciling adjustments were required to align DMI’s accounting policies under IFRS with GAAP. The adjustments are further described below.

CONSOLIDATED BALANCE SHEET OF DAISHOWA-MARUBENI INTERNATIONAL LTD.

As at September 30, 2018

	IFRS C$	Adjustments C$		GAAP C$	GAAP $
ASSETS
Current Assets
Cash and cash equivalents	$15,755	$(367)	c	$15,388	$11,887
Accounts receivable	84,052	(2,486)	c	81,566	63,010
Inventories	85,758	(12,760)	c	72,998	56,391
Prepaid expenses and other	8,609	(1,160)	c,h	7,449	5,754

Total current assets	194,174	(16,773)		177,401	137,042
Property, plant and equipment, net	466,303	(94,250)	a,c	372,053	287,411
Other assets	3,654	(512)	c	3,142	2,428
Investment in joint ventures	-	79,103	c	79,103	61,107

Total assets	$664,131	$ (32,432)		$631,699	$487,988

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and other	$63,745	$(15,595)	c,i	$48,150	$37,197
Debt	120,057	(943)	c,j	119,114	92,015

Total current liabilities	183,802	(16,538)		167,264	129,212
Pension and other post-retirement benefit obligations	19,576	(8,789)	c	10,787	8,333
Other liabilities	5,294	(848)	c	4,446	3,435
Deferred income tax	76,868	(1,689)	a,c	75,179	58,075

Total liabilities	285,540	(27,864)		257,676	199,055

Shareholders’ equity
Common shares	262,000	-		262,000	202,395
Retained earnings	109,183	(4,568)	a,c	104,615	80,797
Accumulated other comprehensive income	7,408	-		7,408	5,741

Total shareholders’ equity	378,591	(4,568)		374,023	288,933

Total liabilities and shareholders’ equity	$664,131	$(32,432)		$631,699	$487,988

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 5. GAAP Differences and Reclassifications (continued)

CONSOLIDATED STATEMENT OF OPERATIONS OF DAISHOWA-MARUBENI INTERNATIONAL LTD.

Nine Months ended September 30, 2018

	IFRS C$	Adjustments C$		GAAP C$	GAAP $
Revenues	$469,498	$ (7,050)	c	$462,448	$359,155
Costs and expenses
Operating costs, excluding depreciation and amortization	332,987	560	a,c,d,e,f,g,l	333,547	259,045
Depreciation	43,802	(14,274)	a,c	29,528	22,933
Selling, general and administrative expenses	4,800	(108)	c	4,692	3,644

Operating income	87,909	6,772	l	94,681	73,533

Other income (expenses)
Interest expense	(2,850)	-	l	(2,850)	(2,214)
Other income (expenses)	11,389	(9,672)	c,d,f,g,k	1,717	1,333

Total other income (expenses)	8,539	(9,672)		(1,133)	(881)

Income before provision for income taxes	96,448	(2,900)		93,548	72,652
Provision for income taxes	(25,665)	783	a,c	(24,882)	(19,324)

Net income	$70,783	$ (2,117)		$68,666	$53,328

CONSOLIDATED STATEMENT OF OPERATIONS OF DAISHOWA-MARUBENI INTERNATIONAL LTD.

Year Ended December 31, 2017

	IFRS C$	Adjustments C$		GAAP C$	GAAP $
Revenues	$436,201	$ (2,078)	b,c	$434,123	$334,301
Costs and expenses
Operating costs, excluding depreciation and amortization	364,099	7,133	a,c,d,e,f,g,l	371,232	285,871
Depreciation	54,611	(20,221)	a,c	34,390	26,482
Selling, general and administrative expenses	5,985	(140)	c	5,845	4,501

Operating income	11,506	11,150	l	22,656	17,447

Other income (expenses)
Interest expense	(3,522)	-	l	(3,522)	(2,712)
Other income (expenses)	5,539	(5,848)	c,d,f,g,k	(309)	(238)

Total other expenses	2,017	(5,848)		(3,831)	(2,950)

Income before provision for income taxes	13,523	5,302		18,825	14,497
Provision for income taxes	(2,814)	(1,417)	a,b,c	(4,231)	(3,258)

Net income	$10,709	$ 3,885		$14,594	$11,239

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 5. GAAP Differences and Reclassifications (continued)

Adjustments from IFRS to GAAP:

(a)

Expense major maintenance costs of C$8,157 capitalized in property, plant and equipment under IFRS and reverse deferred tax liabilities of C$2,202 as at September 30, 2018. Under IFRS, major inspections and overhauls are accounted for as a separate component of property, plant and equipment and amortized until the next major inspection or overhaul, and under GAAP these costs are directly expensed. As part of this adjustment, C$12,100 of operating costs were recorded and C$7,300 of depreciation expense and C$1,296 of deferred taxes were reversed for the nine months ended September 30, 2018. For the year ended December 31, 2017, C$9,500 of operating costs and C$416 of deferred taxes were recorded and $11,100 of depreciation expense was reversed.

(b)

Expense foreign currency derivatives losses accounted for as cash flow hedges. Under GAAP, the documentation requirements for hedge accounting are not met so the changes in fair value of these contracts are recorded in the statement of operations. For the nine months ended September 30, 2018 there were no forward exchange contracts designated as cash flow hedges. For the year ended December 31, 2017, revenues were increased by the foreign currency derivative loss of C$5,902 and a deferred tax expense of C$1,573 was recorded.

(c)

Account for DMI’s investment in joint ventures using the equity method of accounting. Under IFRS, DMI’s joint arrangement that is classified as a joint operation under IFRS 11 is included in DMI’s consolidated results using the proportionate consolidation method. Under GAAP, joint ventures are accounted for using the equity method. The adjustments eliminate the proportionate consolidation impact from the balance sheet and statement of income and groups the joint venture results as a single amount within operating costs, excluding depreciation and amortization in the consolidated statement of operations and to investment in joint ventures in the consolidated balance sheet.

(d)

Reclassify defined benefit pension costs other than the service cost component to other income (expenses). Under IFRS, DMI classified the interest and administrative cost components as operating costs, and under GAAP these costs are presented after income from operations. For the nine months ended September 30, 2018, C$869 was reclassified from operating costs to other income (expenses). For the year ended December 31, 2017, C$1,102 was reclassified from operating costs to other income (expenses).

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Note 5. GAAP Differences and Reclassifications (continued)

Reclassifications:

Certain reclassification adjustments were required to DMI’s financial statement presentation to be in accordance with Mercer’s financial statement presentation:

(e)

Combine business interruption insurance recovery of C$10,500 for the nine months ended September 30, 2018 and C$16,218 for the year ended December 31, 2017 with operating costs, excluding depreciation and amortization.

(f)

Reclass from other income (expenses) to operating costs, C$4,467 for the nine months ended September 30, 2018 and C$5,783 for the year ended December 31, 2017 related to government programs to promote green energy production.

(g)

Reclass from other income (expenses) to operating costs, C$501 for the nine months ended September 30, 2018 and C$754 for the year ended December 31, 2017 related to a loss on the sale of production equipment.

(h)	Combine the current portion of derivative financial instruments of C$1,279 as at September 30, 2018 with prepaid expenses and other assets and present as prepaid expenses and other.

(i)	Combine income tax payable of C$18,446 as at September 30, 2018 with trade and other payables and present as accounts payable and other.

(j)	Combine short-term loans of C$68,943 and current portion of long-term loans of C$51,113 as at September 30, 2018 and present as current debt.

(k)	Combine interest income of C$113 for the nine months ended September 30, 2018 and C$55 for the year ended December 31, 2017 with other income (expenses).

(l)

In the consolidated statement of operations the following presentation of certain financial statement line items has been changed to be in accordance with Mercer’s presentation: materials, labor and other expenses has been changed to operating costs, excluding depreciation and amortization; income (loss) before other income (expenses) has been changed to operating income; and interest and finance costs has been changed to interest expense.

Note 6. Net Income Per Common Share

The unaudited pro forma net income per common share, both basic and diluted, is computed by dividing the pro forma net income by the pro forma weighted average number of common shares outstanding on a basic or diluted basis. The calculation uses the weighted average number of Mercer’s common shares for the nine months ended September 30, 2018 and the year ended December 31, 2017.